                                EXHIBIT 4(1).20

                                  SAFEWAY INC.
                      EIGHTH AMENDMENT AND LIMITED WAIVER
                TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          DATED AS OF JANUARY 13, 1995


                 This EIGHTH AMENDMENT AND LIMITED WAIVER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of January 13, 1995 (this "Amendment") to the Second Amended and Restated Credit Agreement dated as of June 12, 1990, as amended by a First Amendment dated as of March 22, 1991, a Second Amendment dated as of June 7, 1991, a Third Amendment dated as of August 7, 1991, a Fourth Amendment and Consent to Documents dated as of November 8, 1991, a Fifth Amendment and Consent to Documents dated as of January 28, 1992 and an Extension Agreement, Sixth Amendment dated as of March 31, 1994 and a Seventh Amendment dated as of August 19, 1994 (as so amended, the "Credit Agreement"), is by and among Safeway Inc., a Delaware corporation ("Company"), the financial institutions named on the signature pages hereof ("Banks"), Bankers Trust Company ("Bankers"), as Lead Manager and Agent for Banks ("Agent"), the Managers named on the signature pages hereof ("Managers"), the Co-Managers named on the signature pages hereof ("Co- Managers"), the Guarantors named on the signature pages hereof ("Guarantors") and the Pledgors named on the signature pages hereof ("Pledgors"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                 WHEREAS, Company proposes to make certain borrowings under the Credit Agreement and apply the proceeds thereof, together with other funds, to purchase, directly or indirectly, limited partnership interests in a limited partnership, the principal assets of which are certain of Company's outstanding warrants to purchase Common Stock;

                 WHEREAS, in connection with such borrowings and purchases, Company and Banks have agreed, subject to the terms and conditions of this Amendment, to consent to such purchase transactions and to make certain other modifications to the Credit Agreement as set forth herein;

                 WHEREAS, Guarantors desire expressly to consent to this Amendment and to reaffirm the effectiveness of the First Tier Guaranty, the Second Tier Guaranty, the Guaranty and Assumption Agreement and the Contribution Agreement; and

                 WHEREAS, Pledgors desire expressly to consent to this Amendment and to reaffirm the effectiveness of the Company Pledge Agreement, the Safeway Pledge Agreement, the Inventory Pledge Agreement, the First Tier Pledge Agreements and the Second Tier Pledge Agreements.

                                   AGREEMENT

                 NOW, THEREFORE, in consideration of the terms and conditions herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                 SECTION 1.       AMENDMENT TO THE CREDIT AGREEMENT.


                 Subsection 6.6C of the Credit Agreement is hereby deleted and the following substituted therefor:

         " C.    MAXIMUM LEVERAGE RATIO.

                 Company will not permit the ratio of Consolidated Total Debt to Consolidated Capitalization as of the last day of each fiscal quarter of each fiscal year of Company indicated below to be more than the correlative ratio indicated for such fiscal year:

                          Fiscal                        Maximum Leverage
                           Year                               Ratio
                           1991                             1.05:1.00
                           1992                             1.05:1.00
                           1993                             1.00:1.00
                           1994                              .90:1.00
                           1995                              .90:1.00
                           1996                              .80:1.00
                           1997                              .70:1.00
                           and thereafter"

                 SECTION 2.       WAIVER.

                 Company has requested that Banks waive its compliance with the provisions of subsection 6.3 (relating to Investments) of the Credit Agreement so as to permit Company or one of its Subsidiaries (the "Investor") to make Investments in an aggregate amount not exceeding $375,000,000 in limited partnership interests of a partnership the principal assets of which are certain of Company's outstanding warrants to purchase Common Stock (the "Warrant Partnership"). Such Investments are anticipated to be effected through the purchase of such limited partnership interests from Persons that are not Affiliates of Company. Company has also requested that Banks waive compliance with

(i) subsection 6.5 of the Credit Agreement (relating to Restricted Junior Payments) to the extent necessary to permit the Investor to make payments to effect such Investments in the Warrant Partnership in the event such payments are deemed Restricted Junior Payments, (ii) subsection 6.7 of the Credit Agreement (relating to fundamental changes) to the extent necessary to permit purchases of limited partnership interests in the Warrant Partnership even though, as a result of such purchases, Company may acquire, directly or indirectly, 50% or more of the beneficial interests in the Warrant Partnership, and (iii) subsection 6.12 of the Credit Agreement (relating to affiliate transactions) to the extent necessary to permit such Investments in the Warrant Partnership in the event the provisions of such subsection are deemed to apply to such Investments even though the Investor will purchase the limited partnership interests in the Warrant Partnership from Persons that are not Affiliates.

                 Each Bank by its execution of a counterpart of this Amendment hereby waives the provisions of subsections 6.3, 6.5, 6.7 and 6.12 of the Credit Agreement to the extent, and only to the extent, necessary to permit the Investor to make Investments (and Restricted Junior Payments to effect such Investments) through the purchase of limited partnership interests in the Warrant Partnership from Persons that are not Affiliates of Company, provided that the aggregate amount of such Investments (and Restricted Junior Payments) does not exceed $375,000,000.


                 SECTION 3.       REPRESENTATIONS AND WARRANTIES.

                 In order to induce Banks to enter into this Amendment, Company represents and warrants to each Bank that:

                 A. No event would result from the execution of this Amendment and, after giving effect to this Amendment, no event has occurred or is continuing which constitutes an Event of Default or Potential Event of Default;

                 B. After giving effect to this Amendment, the representations and warranties of Company contained in the Credit Agreement, as amended by this Amendment (the "Amended Credit Agreement") are true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof, except that the representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement;

                 C. This Amendment, the Amended Credit Agreement, and the consummation of the transactions contemplated hereby or thereby do not and will not (i) violate any provisions of law applicable to Company or any of its Subsidiaries, the Certificate of Incorporation or Bylaws of Company or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government binding on Company or any of its Subsidiaries, or (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under, the indentures pursuant to which any outstanding Subordinated Indebtedness (including, without limitation, the Senior Subordinated
         Debt) has been issued (the "Indentures") or any term of any other material agreement or instrument to which Company or any of its Subsidiaries is a party or by which any of their properties or assets are bound;

                 D. If the Commitments were fully utilized as of the date hereof, all Indebtedness of Company with respect to the Loans under the Amended Credit Agreement would be within the definition of "Senior Indebtedness" contained in the Indentures, the definition of "Senior Secured Obligations" contained in the Company Pledge Agreement, the Inventory Pledge Agreement and the Safeway Pledge Agreement, the definition of "Secured Obligations" contained in the First Tier Pledge Agreements and the Second Tier Pledge Agreements and the definition of "Guarantied Obligations" contained in the First Tier Guaranty, the Second Tier Guaranty, the Guaranty and the Assumption Agreement and the Contribution Agreement;

                 E. Each Loan Party has performed in all material respects all agreements and satisfied all conditions which the Credit Agreement and this Amendment provide shall be performed by it on or before the date hereof;

                 F. The Guarantors mean and include Company and all of the First Tier Subsidiaries, the Second Tier Subsidiaries (including ICC Subsidiary but excluding the Canadian Second Tier Subsidiary) and the Domestic Third Tier Subsidiaries presently owned either directly or indirectly by Company;

                 G. The Pledgors mean and include Company and all of the First Tier Subsidiaries and all of the Second Tier Subsidiaries (including ICC Subsidiary but excluding the Canadian Second Tier Subsidiary);

                 H. The execution, delivery and performance by Company of this Amendment are within the corporate power of Company and have been duly authorized by all necessary corporate action on the part of Company, and this Amendment and the Amended Credit Agreement constitute the valid and binding obligations of Company enforceable against Company in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally; and

                 I. Each Loan Guaranty and the Contribution Agreement shall continue in full force and effect and remain the valid and binding obligations of the Guarantors party thereto enforceable against the Guarantors party thereto in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally. The Pledge Agreements shall continue in full force and effect and remain the valid and binding obligations of the Pledgors party thereto, enforceable against the Pledgors party thereto in accordance with their respective terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally.

                 SECTION 4. EFFECTIVENESS.

                 This Amendment shall become effective on the first date Agent, on behalf of Banks, shall have received all of the following, in form and substance satisfactory to Agent (the "Eighth Amendment Effective Date"):

                          A. Resolutions of the Board of Directors of Company authorizing and approving the execution, delivery and performance of this Amendment and resolutions of the Board of Directors of each Guarantor and each Pledgor authorizing and approving the execution and delivery of this Amendment, in each case certified by the corporate secretary or an assistant secretary of Company, each Guarantor and each Pledgor, as the case may be, as of the Eighth Amendment Effective Date;

                          B. A certificate of the corporate secretary or an assistant secretary of Company, each Guarantor and each Pledgor which shall certify, as of the Eighth Amendment Effective Date, the names and offices of the officers of Company, each

                 Guarantor and each Pledgor authorized to sign this Amendment;

                          C. A counterpart hereof executed by a duly authorized officer of Company, Requisite Banks, Agent, each Guarantor and each Pledgor, or in the case of any Bank, telecopy or telephone confirmation from such Bank of its execution hereof;and

                          D. Copies of an amendment to the Working Capital Credit Agreement executed by Canadian Borrowers and Banks (as defined therein) approving, among other things, the transactions contemplated by this Amendment.

                 SECTION 5. THE GUARANTIES AND THE CONTRIBUTION AGREEMENT.

                 In order to induce Banks to enter into this Amendment, each Guarantor represents and warrants to each Bank that the execution, delivery and performance by such Guarantor of this Amendment are within the corporate power of such Guarantor and have been duly authorized by all necessary corporate action on the part of such Guarantor and that this Amendment constitutes the valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally.

                 Each Guarantor agrees to and acknowledges the terms and provisions of this Amendment and confirms that each Loan Guaranty to which it is a party will, from and after the Eighth Amendment Effective Date, continue to guaranty to the fullest extent possible the payment and performance of the Guarantied Obligations (as that term is defined in each Loan Guaranty) and furthermore, that from and after the Eighth Amendment Effective Date, each such Loan Guaranty will also guaranty, to the fullest extent possible, the performance of all obligations (including, without limitation, due and punctual payment of all amounts) under, referred to in, or contemplated by this Amendment by Company and the Guarantied Obligations (as defined in each Loan Guaranty) shall include all such obligations of Company. Each Guarantor agrees and acknowledges that the Contribution Agreement will continue to establish the rights and obligations of contribution among Guarantors with respect to the payment and performance of all Guarantied Obligations (as that term is defined in the Contribution Agreement), including, without limitation, the payment and performance of all Obligations of Company now or hereafter existing under or in respect of the Amended Credit Agreement. Without limiting the generality of the foregoing, each Guarantor hereby acknowledges and confirms the understanding and intent of such Guarantor that, upon the effectiveness of this Amendment, as a result of this Amendment, the definition of "Obligations" contained in the Credit Agreement includes the obligations of Company set forth in the Amended Credit Agreement and that the obligations of Company guarantied under any Loan Guaranty shall include the obligations of Company under the Amended Credit Agreement.

                 Each Guarantor agrees and acknowledges that each Loan Guaranty to which it is a party and the Contribution Agreement shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in this Amendment and the Loan Guaranty to which it is a party are true, correct and complete as of the date hereof to the same extent as though made on such date except that the representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under such agreements.

                 SECTION 6.  THE PLEDGE AGREEMENTS.

                 In order to induce Banks to enter into this Amendment, each Pledgor represents and warrants to each Bank that the execution, delivery and performance by each Pledgor of this Amendment are within the corporate power of such Pledgor and have been duly authorized by all necessary corporate action on the part of such Pledgor and that this Amendment constitutes the valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally.

                 Each Pledgor agrees to and acknowledges the terms and provisions of this Amendment and confirms that the Pledge Agreement(s) to which it is a party and the Pledged Collateral (as that term is defined in each such Pledge Agreement) will continue to secure to the fullest extent possible the payment and performance of all Senior Secured Obligations (as that term is defined in the Company Pledge Agreement, the Safeway Pledge Agreement and the Inventory Pledge Agreement) and all Secured Obligations (as that term is defined in each First Tier Pledge Agreement and each Second Tier Pledge Agreement), including, without limitation, the payment and performance of all Obligations of Company now or hereafter existing under or in respect of the Amended Credit Agreement.
Without limiting the generality of the foregoing, each Pledgor hereby acknowledges and confirms the understanding and intent of such Pledgor that, upon the effectiveness of this Amendment, as a result of this Amendment, the definition of "Obligations" contained in the Credit Agreement includes the obligations of Company set forth in the Amended Credit Agreement.

                 Each Pledgor agrees and acknowledges that the Pledge Agreements to which it is a party shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or affected by the execution of this Amendment. Each Pledgor represents and warrants that all representations and warranties contained in this Amendment and the Pledge Agreement to which it is a party are true, correct and complete as of the date hereof to the same extent as though made on such date except that the representations and warranties need not be true and correct to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under such agreements.

                 SECTION 7.  COUNTERPARTS.

                 This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

                 SECTION 8.  EFFECT OF AMENDMENT; LIMITATION OF WAIVER.

                 Without limiting the generality of the provisions of subsection 9.7 of the Credit Agreement, the waiver set forth in Section 2 above shall be limited precisely as written and relates solely to the noncompliance with the provisions of subsections 6.3, 6.5, 6.7 and 6.12 of the Credit Agreement in the manner and to the extent described above, and nothing in this Waiver shall be deemed to:

                 (a) constitute a waiver of compliance by Company with respect to (i) subsections 6.3, 6.5, 6.7 and 6.12 of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or

                 (b) prejudice any right or remedy that Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

                 It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms and conditions of the Credit Agreement, and all terms and conditions of the Credit Agreement are to remain in full force and effect unless otherwise specifically amended, waived or changed pursuant to the terms and conditions of this Amendment.

                 SECTION 9.  APPLICABLE LAW.

                 THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.



                  [Remainder of Page Intentionally Left Blank]

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written, by their respective officers thereunto duly authorized.


                                       SAFEWAY INC.


                                       By /s/ Melissa C. Plaisance
                                          -----------------------------------
                                       Name:  Melissa C. Plaisance
                                       Title: Vice President


                                       BANKERS TRUST COMPANY,
                                         individually and as Agent


                                       By /s/ Mary Jo Jolly
                                          ----------------------------------
                                       Name:  Mary Jo Jolly
                                       Title: Assistant Vice President


                                       CITICORP U.S.A, INC.,
                                         individually and as Manager


                                       By /s/ Edward Lettieri
                                          ----------------------------------
                                       Name:  Edward Lettieri
                                       Title: Vice President


                                       THE CHASE MANHATTAN BANK, N.A.
                                         individually and as Manager


                                       By /s/ Ellen G
                                          ----------------------------------
                                       Name:  Ellen G
                                       Title: Vice President


                                       BANK OF AMERICA NATIONAL TRUST AND
                                         SAVINGS ASSOCIATION, individually and
                                         as Manager


                                       By /s/ Steven F. Sterling
                                          ----------------------------------
                                       Name:  Steven F. Sterling
                                       Title: Vice President

                                       THE BANK OF NOVA SCOTIA,
                                         individually and as Manager


                                       By /s/ John Quik
                                          ----------------------------------
                                       Name:  John Quick
                                       Title: Officer


                                       BANK OF MONTREAL,
                                         individually and as Manager


                                       By /s/ J. Donald Higgins
                                          ----------------------------------
                                       Name:  J. Donald Higgins
                                       Title: Managing Director


                                       UNITED STATES NATIONAL BANK OF OREGON


                                       By /s/ Janet Jordan
                                          ----------------------------------
                                       Name:  Janet Jordan
                                       Title:


                                       CIBC INC.


                                       By /s/ Paul Mohme
                                          ----------------------------------
                                       Name:  Paul M. Mohme
                                       Title: Assistant Vice President


                                       THE BANK OF NEW YORK


                                       By /s/ Robert Louk
                                          ----------------------------------
                                       Name:  Robert Louk
                                       Title: Vice President


                                       BANK OF AMERICA ILLINOIS, N.A.


                                       By /s/ Steven F. Sterling
                                          ----------------------------------
                                       Name:  Steven F. Sterling
                                       Title: Vice President

                                       NATIONSBANK OF TEXAS, N.A.


                                       By /s/ M.M. S
                                          ----------------------------------
                                       Name:  M.M. S
                                       Title: Senior Vice President


                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LIMITED


                                       By /s/ Genichi Imai
                                          ----------------------------------
                                       Name:  Genichi Imai
                                       Title: Joint General Manager


                                       THE FIRST NATIONAL BANK OF CHICAGO


                                       By /s/ L. Gene Beube
                                          ----------------------------------
                                       Name:  L. Gene Beube
                                       Title: Senior Vice President


                                       THE FUJI BANK, LIMITED


                                       By /s/ Keiichi Ozawa
                                          ----------------------------------
                                       Name:  Keiichi Ozawa
                                       Title: Joint General Manager


                                       UNION BANK


                                       By /s/ Cecelia M. Valente
                                          ----------------------------------
                                       Name:  Cecelia M. Valente
                                       Title: Vice President


                                       ROYAL BANK OF CANADA


                                       By /s/ D.J. Delliveali
                                          ----------------------------------
                                       Name:  D.J. Delliveali
                                       Title: Senior Manager

                                       SOCIETE GENERALE


                                       By /s/ J. Blaine Shaum
                                          ----------------------------------
                                       Name:  J. Blaine Shaum
                                       Title: Regional Manager


                                       CHEMICAL BANK


                                       By
                                          ----------------------------------
                                       Name:
                                       Title:


                                       ARAB BANK, PLC


                                       By /s/ Peter Boyadjian
                                          ----------------------------------
                                       Name:  Peter Boyadjian
                                       Title: Senior Vice President


                                       THE TOKAI BANK LTD., LOS ANGELES AGENCY


                                       By /s/ Masahiko Saito
                                          ----------------------------------
                                       Name:  Masahiko Saito
                                       Title: Asst. General Manager


                                       THE DAI-ICHI KANGYO BANK, LIMITED
                                       (SAN FRANCISCO AGENCY)


                                       By /s/ Seigo Makino
                                          ----------------------------------
                                       Name:  Seigo Makino
                                       Title: Joint General Manager


                                       ROYAL BANK OF SCOTLAND


                                       By /s/ Derek Bonnar
                                          ----------------------------------
                                       Name:  Derek Bonnar
                                       Title: Vice President

                                       CREDIT LYONNAIS LOS ANGELES BRANCH


                                       By /s/ Thierry F. Vincent
                                       -------------------------------------
                                       Name:  Thierry F. Vincent
                                       Title: Vice President


                                       CREDIT LYONNAIS CAYMAN ISLAND BRANCH


                                       By /s/ Thierry F. Vincent
                                       -------------------------------------
                                       Name:  Thierry F. Vincent
                                       Title: Authorized Signatory


                                       THE YASUDA TRUST & BANKING CO., LTD.
                                       (Los Angeles Agency)


                                       By /s/ Nobuo Nishino
                                          ----------------------------------
                                       Name:  Nobuo Nishino
                                       Title: Joint General Manager


                                       FIRST HAWAIIAN BANK


                                       By /s/ Adolph F. Chang
                                          ----------------------------------
                                       Name:  Adolph F. Chang
                                       Title: Vice President


                                       BANK OF HAWAII


                                       By /s/
                                          ----------------------------------
                                       Name:
                                       Title:


                                       CREDIT SUISSE


                                       By /s/ Marilou Palenzuela
                                          ----------------------------------
                                       Name:  Marilou Palenzuela
                                       Title: Member of Senior Management


                                       By /s/ Maria N. Gaspara
                                          ----------------------------------
                                       Name:  Maria N. Gaspara
                                       Title: Associate

                                       THE NIPPON CREDIT BANK, LTD.,
                                       (Los Angeles Agency)


                                       By /s/ Bernardo E. Correa-Henschke
                                          ----------------------------------
                                       Name:  Bernardo E. Correa-Henschke
                                       Title: Vice President & Manager


                                       BANQUE NATIONALE DE PARIS


                                       By /s/ Judith A. Dowling
                                          ----------------------------------
                                       Name:  Judith A. Dowling
                                       Title: Vice President


                                       By /s/ Katherine Wolfe
                                          ----------------------------------
                                       Name:  Katherine Wolfe
                                       Title: Vice President


                                       BANCA DI ROMA


                                       By /s/ Thomas C. Woodruff
                                          ----------------------------------
                                       Name:  Thomas C. Woodruff
                                       Title: Vice President


                                       By /s/ Richard G. Dietz
                                          ----------------------------------
                                       Name:  Richard G. Dietz
                                       Title: 97271


                                       ABN AMRO BANK, N.V.


                                       By /s/ Dianne D. Waggoner
                                          ----------------------------------
                                       Name:  Dianne D. Waggoner
                                       Title: Group Vice President


                                       By /s/ Gina M. Brusatori
                                          ----------------------------------
                                       Name:  Gina M. Brusatori
                                       Title: Vice President


                                       WESTDEUTSCHE LANDESBANK GIROZENTRALE
                                       NEW YORK BRANCH


                                       By /s/ S. Gattinelli
                                          ----------------------------------
                                       Name:  S. Gattinelli
                                       Title: Vice President


                                       By /s/ C.D. Rooney
                                          ----------------------------------
                                       Name:  C.D. Rooney
                                       Title:

                                       FIRST NATIONAL BANK OF MARYLAND


                                       By /s/ Carol A. Dalton
                                          ----------------------------------
                                       Name:  Carol A. Dalton
                                       Title: Vice President


                                       GIROZENTRALE VIENNA


                                       By /s/ John P. Redding
                                          ----------------------------------
                                       Name:  John P. Redding
                                       Title: Vice President


                                       By /s/ Dhuane G. Stephens
                                          ----------------------------------
                                       Name:  Dhuane G. Stephens
                                       Title: Vice President


                                       BANK HAPOALIM


                                       By /s/ Bruce E. Wetter
                                          ----------------------------------
                                       Name:  Bruce E. Wetter
                                       Title: Vice President


                                       By /s/ G.S. Jacobs
                                          ----------------------------------
                                       Name:  G.S. Jacobs
                                       Title: F. Vice President


                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION, LOS ANGELES AGENCY


                                       By /s/ Takashi Sugita
                                          ----------------------------------
                                       Name:  Takashi Sugita
                                       Title: Sr. Vice President &
                                              Chief Manager

                                       THE MITSUI TRUST & BANKING CO., LTD.,
                                       LOS ANGELES AGENCY


                                       By /s/ Ken Takahashi
                                          ----------------------------------
                                       Name:  Ken Takahashi
                                       Title: General Manager & Agent


                                       FIRST SECURITY BANK OF IDAHO, N.A.


                                       By /s/ Vicki V. Riga
                                          ----------------------------------
                                       Name:  Vicki V. Riga
                                       Title: Vice President


                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By /s/ Debra Zurka
                                          ----------------------------------
                                       Name:  Debra Zurka
                                       Title: Vice President


                                       PNC BANK, NATIONAL ASSOCIATION


                                       By /s/ J. Gregory Seibly
                                          ----------------------------------
                                       Name:  J. Gregory Seibly
                                       Title: Vice President


                                       THE SUMITOMO BANK, LIMITED


                                       By /s/ Kazuaki Kawakatsu
                                          ----------------------------------
                                       Name:  Kazuaki Kawakatsu
                                       Title: General Manager


                                       GUARANTORS AND PLEDGORS:

                                       SAFEWAY INC.


                                       By /s/ Harvey K. Naito
                                          ----------------------------------
                                       Name:
                                       Title:

                                       GUARANTORS AND PLEDGORS:

                                       SAFEWAY INC.


                                       By /s/ Harvey K. Naito
                                          ----------------------------------
                                       Name:
                                       Title:


                                       SAFEWAY AUSTRALIA HOLDINGS, INC.
                                       SAFEWAY CANADA HOLDINGS, INC.
                                       SAFEWAY U.S. HOLDINGS, INC.
                                       SAFEWAY WAREHOUSE, INC.


                                       By /s/ Harvey K. Naito
                                          ----------------------------------
                                          As an authorized officer of each of
                                          the foregoing First Tier Subsidiaries


                                       SAFEWAY SOUTHERN CALIFORNIA, INC.
                                       SAFEWAY DENVER, INC.
                                       SAFEWAY RICHMOND, INC.
                                       SAFEWAY DALLAS, INC. (formerly named
                                       "SAFEWAY WASHINGTON, D.C., INC.")
                                       SAFEWAY SUPPLY, INC.
                                       SAFEWAY CORPORATE, INC.
                                       SAFEWAY TRUCKING, INC.


                                       By /s/ Harvey K. Naito
                                          ----------------------------------
                                          As an authorized officer of each of
                                          the foregoing Domestic Second Tier
                                          Subsidiaries

SAFEWAY STORES 18, INC.                              SAFEWAY STORES 72, INC.
SAFEWAY STORES 26, INC.                              SAFEWAY STORES 73, INC.
SAFEWAY STORES 28, INC.                              SAFEWAY STORES 74, INC.
SAFEWAY STORES 31, INC.                              SAFEWAY STORES 75, INC.
SAFEWAY STORES 42, INC.                              SAFEWAY STORES 76, INC.
SAFEWAY STORES 43, INC.                              SAFEWAY STORES 77, INC.
SAFEWAY STORES 44, INC.                              SAFEWAY STORES 78, INC.
SAFEWAY STORES 45, INC.                              SAFEWAY STORES 79, INC.
SAFEWAY STORES 46, INC.                              SAFEWAY STORES 80, INC.
SAFEWAY STORES 47, INC.                              SAFEWAY STORES 81, INC.
SAFEWAY STORES 48, INC.                              SAFEWAY STORES 82, INC.
SAFEWAY STORES 49, INC.                              SAFEWAY STORES 85, INC.
SAFEWAY STORES 50, INC.                              SAFEWAY STORES 86, INC.
SAFEWAY STORES 58, INC.                              SAFEWAY STORES 87, INC.
SAFEWAY STORES 59, INC.                              SAFEWAY STORES 88, INC.
SAFEWAY STORES 64, INC.                              SAFEWAY STORES 89, INC.
SAFEWAY STORES 67, INC.                              SAFEWAY STORES 90, INC.
SAFEWAY STORES 68, INC.                              SAFEWAY STORES 91, INC.
SAFEWAY STORES 69, INC.                              SAFEWAY STORES 92, INC.
SAFEWAY STORES 70, INC.                              SAFEWAY STORES 96, INC.
SAFEWAY STORES 71, INC.                              SAFEWAY STORES 97, INC.
                                                     SAFEWAY STORES 98, INC.


                                        By /s/ Harvey K. Naito
                                           -----------------------------------
                                           As an authorized officer of each of
                                           the foregoing Domestic Third Tier
                                           Subsidiaries